UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2006

RELIANT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1000 Main Street
Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (Form 8-K), “Reliant Energy” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant Energy and its subsidiaries.

Item 1.01. Entry into a Material Definitive Agreement.

On May 17, 2006, we entered into Amendment No. 3 to our (a) Second Amended and Restated Credit and Guaranty Agreement with Bank of America, N.A., Barclays Bank PLC and Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P., Merrill Lynch Capital Corporation and the other lenders party thereto (“2004 Agreement”) and (b) Credit and Guaranty Agreement with Deutsche Bank AG, New York Branch, Deutsche Bank Securities Inc. and the other lenders party thereto (“2005 Agreement”). The amendments, which are filed as Exhibits 10.1 and 10.2 to this Form 8-K, allow us to transfer generating plants at fair value to subsidiaries of Orion Power Holdings, Inc., a wholly-owned subsidiary of Reliant Energy. Cash proceeds from the transfers would be used to pay down Reliant Energy’s secured debt.

The lenders and agents under the amendments have provided, and may in the future provide, investment banking, underwriting, lending, commercial banking and other advisory services to us in exchange for customary compensation for such services.

Item 8.01. Other Events.

In addition, on May 17, 2006, we entered into Amendment No. 4 to our 2004 Agreement. The amendment, which is filed as Exhibit 10.3 to this Form 8-K, permits certain collateral for our 2004 Agreement to be shared with certain other secured lenders.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits

10.1—Amendment No. 3 to Second Amended and Restated Credit and Guaranty Agreement among (i) Reliant Energy, Inc., as Borrower; (ii) the Other Loan Parties referred to therein, as Guarantors; (iii) the Lenders party thereto; and (iv) Bank of America, N.A., as Administrative Agent, dated as of May 17, 2006

10.2—Amendment No. 3 to Credit and Guaranty Agreement between (i) Reliant Energy, Inc., as Borrower; (ii) the Other Loan Parties, as Guarantors; (iii) the Other Lenders; and (iv) Deutsche Bank AG, New York Branch, as Administrative Agent, dated as of May 17, 2006

10.3—Amendment No. 4 to Second Amended and Restated Credit and Guaranty Agreement among (i) Reliant Energy, Inc., as Borrower; (ii) the Other Loan Parties referred to therein, as Guarantors; (iii) the Lenders party thereto; and (iv) Bank of America, N.A., as Administrative Agent, dated as of May 17, 2006

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This Form 8-K contains “forward-looking statements” within meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto. Forward-looking statements relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,”

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“predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

We have based our forward-looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the Securities and Exchange Commission, including the discussions under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in our Annual Report on Form 10-K for the year ended December 31, 2005.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC.
(Registrant)

Date: May 22, 2006	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1

Amendment No. 3 to Second Amended and Restated Credit and Guaranty Agreement among (i) Reliant Energy, Inc., as Borrower; (ii) the Other Loan Parties referred to therein, as Guarantors; (iii) the Lenders party thereto; and (iv) Bank of America, N.A., as Administrative Agent, dated as of May 17, 2006

10.2

Amendment No. 3 to Credit and Guaranty Agreement between (i) Reliant Energy, Inc., as Borrower; (ii) the Other Loan Parties, as Guarantors; (iii) the Other Lenders; and (iv) Deutsche Bank AG, New York Branch, as Administrative Agent, dated as of May 17, 2006

10.3

Amendment No. 4 to Second Amended and Restated Credit and Guaranty Agreement among (i) Reliant Energy, Inc., as Borrower; (ii) the Other Loan Parties referred to therein, as Guarantors; (iii) the Lenders party thereto; and (iv) Bank of America, N.A., as Administrative Agent, dated as of May 17, 2006